UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2006

ACNB Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 1.01 Entry into a Material Definitive Agreement

ACNB Corporation (the “Corporation”) and Adams County National Bank (the “Bank”) entered into a Complete Settlement Agreement and General Release (the “Agreement”) with John W. Krichten which became effective on June 13, 2006.

Among various provisions, the material terms of the Agreement are summarized as follows:

1.                                       Mr. Krichten’s termination of March 10, 2006 from employment with the Corporation and the Bank remains in effect.

2.                                       Mr. Krichten received his salary through March 10, 2006 and health benefits through March 31, 2006. The Bank paid Mr. Krichten amounts equal to: (a) five (5) weeks salary for accumulated extended leave time and (b) six (6) days worth of salary for accumulated paid time off.

3.                                       The Bank will reimburse Mr. Krichten for his COBRA monthly premium until December 31, 2006, he obtains substantially similar health insurance coverage, or he is no longer eligible for COBRA. If Mr. Krichten is still participating in COBRA after December 31, 2006, then the Bank will reimburse Mr. Krichten in an amount equal to 50% of the monthly premium until September 30, 2007, he obtains substantially similar health insurance coverage, or he is no longer eligible for COBRA.

4.                                       The Bank shall pay Mr. Krichten twenty-five (25) weeks worth of salary paid bi-weekly as of June 23, 2006, and $35,000 per year (consisting of $25,157 under Mr. Krichten’s SERP agreement and $9,843 outside of the SERP agreement) beginning August 1, 2011 through July 1, 2026.

5.                                       Mr. Krichten agrees to reimburse the Bank for social security and medicare taxes paid on wages pursuant to the Agreement. Mr. Krichten agrees to pay his own legal fees and releases the Corporation and the Bank from any liability related to his employment or termination of employment.

6.                                       Mr. Krichten agrees not to disclose any confidential or nonpublic information concerning the Corporation or the Bank.

The Agreement is attached hereto as Exhibit 99.1 as is incorporated in this Item 1.01 by reference.

ITEM 9.01 Financial Statements and Exhibits

(a)  Financial Statements and Exhibits

None.

(b)  Pro Forma Financial Information

None.

(c)  Exhibits.

Exhibit Number	Description
99.1	Complete Settlement Agreement and General Release made among ACNB Corporation, Adams County National Bank and John W. Krichten effective as of June 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: June 15, 2006	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President,
Secretary & Treasurer